SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 12, 2013

                           DIVERSIFIED RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

         Nevada                         None                   98-0687026
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 (State of incorporation)      (Commission File No.)      (IRS Employer
                                                          Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 797-5417

                                       N/A
                 ----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     In November 2013, Diversified Resources Group, Inc. (the "Company") acquired Natural Resource Group, Inc. ("NRG"), an oil and gas exploration company, in consideration for 14,558,150 shares of the Company's common stock. The acquisition was accounted for as a recapitalization of the Company and, for financial reporting purposes, NRG was considered to have acquired the Company.

     The financial statements of NRG as of October 31, 2012 and July 31, 2013 were included as part of an 8-K report filed with the Securities and Exchange Commission on November 22, 2013. The 8-K can be reviewed on the SEC's website (www.sec.gov).

     On December 12, 2013, Malone Bailey, LLP ("MB") was dismissed as NRG's independent registered public accounting firm.

     Although the reports of MB regarding the financial statements of NRG for the fiscal years ended October 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, the reports for each of these years did contain an explanatory paragraph as to the existence of substantial doubt regarding NRG's ability to continue as a going concern.

     During the years ended October 31, 2012 and 2011, and during the period from October 31, 2012 through December 12, 2013, the date of dismissal, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MB would have caused it to make reference to such disagreement in its reports.

     MB has been provided with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission. MB has been requested to furnish NRG with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from MB is filed as an exhibit to this report.

     On January 6, 2014, NRG, through and with the approval of its Board of Directors, engaged Kingery & Crouse, P.A. ("KC") as its independent registered public accounting firm.

     Prior to engaging KC, NRG did not consult with KC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by KC on NRG's financial statements, and KC did not provide any written or oral advice that was an important factor considered by NRG in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Exhibits. Exhibit No. Description of Document

      16    Letter regarding change in certifying accountant.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2014                      DIVERSIFIED RESOURCES, INC.


                                       By:/s/ Paul Laird
                                          ----------------------------------
                                          Paul Laird, Chief Executive Officer